                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


   This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT ("this Amendment") is entered into as of March 31, 1994 by CABLE TV FUND 12-BCD VENTURE (the "Company") and the NOTEHOLDERS referred to below.


   PRELIMINARY STATEMENT. (1) Reference is made to the Note Purchase Agreement, dated as of March 31, 1992 (as such Note Purchase Agreement may be amended from time to time, the "Note Purchase Agreement"), among the Company and the purchasers of the Notes referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Note Purchase Agreement.

   (2) Pursuant to the Note Purchase Agreement, at a closing held on March 31, 1992, the Company issued and sold and the financial institutions designated Purchasers therein purchased $93,000,000 in aggregate principal amount of the Company's 8.64% Senior Secured Notes due March 31, 2000 (the "Notes"), each Purchaser purchasing Notes in the principal amount indicated opposite its name in Schedule I to the Note Purchase Agreement. The institutions which are currently the beneficial holders of the Notes and any nominees which hold Notes for such institutions and are the record holders thereof are named in Schedule 1 hereto (for the purposes of this Amendment, such institutions and/or such nominees, as the context requires, are included in the term "Noteholders").

   (3)   The Company has requested that the Noteholders agree to amend Section
9.12 of the Note Purchase Agreement, which establishes maximum permitted levels for the periods specified therein for the ratio of Funded Debt to Annualized Operating Cash Flow, in the manner described herein. on the terms and subject to the conditions set forth in this Amendment, the Company and the Noteholders desire to amend the Note Purchase Agreement pursuant to Section 13.4 thereof.

   (4) Pursuant to Section 13.4(a) of the Note Purchase Agreement, the requested amendment shall be effective as of the date hereof, but only when executed and delivered by the Company and the holders of a majority in aggregate unpaid principal amount of Notes outstanding.


  NOW, THEREFORE, the Company and each of the undersigned Noteholders agree as follows:

SECTION 1. AMENDMENT TO THE NOTE PURCHASE AGREEMENT.

   The Note Purchase Agreement is hereby amended by restating Section 9.12 thereof to read in its entirety as follows:

                 SECTION 9.12 FUNDED DEBT TO ANNUALIZED OPERATING CASH FLOW RATIO. The Company will not permit the ratio of Funded Debt to Annualized Operating Cash Flow at any time during any period set forth below to exceed the applicable ratio set forth opposite such period below:

                                       Ratio of Funded Debt
                                     to Annualized Operating
         Period                             Cash Flow
         ------                      -----------------------
         1/l/92  - 6/29/93                   5.25:1.00
         6/30/93 - 3/30/94                   4.75:1.00
         3/31/94 - 6/29/94                   5.00:1.00
         6/30/94 and thereafter              4.25:1.00


SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         In order to induce the Noteholders to execute and deliver this Amendment, the Company hereby represents and warrants that, giving effect to the amendment set forth in Section 1 of this Amendment, no event has occurred and no condition exists which constitutes a Default or an Event of Default.


SECTION 3. MISCELLANEOUS.

         SECTION 3.1. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective as of the date hereof, but only when counterparts hereof have been executed and delivered by the Company and the holders of a majority in aggregate unpaid principal amount of Notes outstanding.

         SECTION 3.2. INSTRUMENT PURSUANT TO NOTE PURCHASE AGREEMENT. This Amendment is executed pursuant to Section 13.4 of the Note Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Note Purchase Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Note Purchase Agreement shall remain unamended and unwaived.

         SECTION 3.3. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Company, the Noteholders and their respective successors and assigns.

         SECTION 3.4. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

         SECTION 3.5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of New York.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized thereunto as of the day and year first above written.


                                     CABLE TV FUND 12-BCD VENTURE

                                     By:   Cable TV FUND 12-B, LTD., a
                                               general partner

                                     By:   Cable TV FUND 12-C, LTD., a
                                               general partner

                                     By:   Cable TV FUND 12-D, LTD., a
                                               general partner

                                           By Jones Intercable, Inc.,
                                           their general partner

                                     By:
                                         ---------------------------------------
                                           Name:  Kevin P. Coyle
                                           Title: Treasurer



                                     JOHN HANCOCK MUTUAL LIFE INSURANCE
                                           COMPANY


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:



                                     JOHN HANCOCK VARIABLE LIFE INSURANCE
                                           COMPANY


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                     MELLON BANK, N.A., as Trustee for NYNEX
                                            MASTER PENSION TRUST


                                     By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                      AMERICAN GENERAL LIFE INSURANCE COMPANY
                                            OF NEW YORK


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                      GULF LIFE INSURANCE COMPANY


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                      ATWELL & CO., as nominee for CONNECTICUT
                                            MUTUAL LIFE INSURANCE COMPANY


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      GREAT-WEST LIFE & ANNUITY INSURANCE
                                            COMPANY


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:




                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                      TRAL&CO, as nominee for The Travelers
                                            Insurance Company

                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 1

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

MELLON BANK, N.A., as Trustee for NYNEX MASTER PENSION TRUST

AMERICAN GENERAL LIFE INSURANCE COMPANY OF NEW YORK

GULF LIFE INSURANCE COMPANY

ATWELL & CO., as nominee for CONNECTICUT MUTUAL LIFE INSURANCE COMPANY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

TRAL&CO, as nominee for The Travelers Insurance Company